UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       ----------------------------------

                                 April 28, 2004
                            ---------------------
                Date of report (Date of earliest event reported)


                          DOLLAR FINANCIAL GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New York                     333-18221             13-2997911

(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)


       1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code



Item 7.     Financial Statements and Exhibits

                   (c) Exhibits.


                          99.1 Transcript of the Company's April 26, 2004 investor conference call.


Item 12.     Results of Operations and Financial Condition

             On April 26, 2004 Dollar Financial Group, Inc. (the "Company") held an investor conference call. A copy of the transcript of that call is furnished as Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2004

                                        DOLLAR FINANCIAL GROUP, INC.
                                        a New York corporation



                                        By:  /s/ Donald F. Gayhardt
                                           -----------------------------
                                        Name:  Donald F. Gayhardt
                                        Title: President and
                                               Chief Financial Officer


                               EXHIBIT INDEX

         Exhibit No.            Description

         99.1                   Transcript  of the  Company's  April 26,  2004
                                investor conference call.